UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 15, 2005

Date of Report (Date of earliest event reported):

Commission File Number: 0-32593

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Wentworth Energy, Inc.

(formerly Avondale Capital I Corp.)

(Exact name of registrant as specified in its charter)

Oklahoma                                                                                                     73-1599600

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

115 West 7th Street, Suite 1400, Fort Worth, Texas 76102

(Address of principal executive offices)

  (877) 329-8388

(Issuer's telephone number, including area code)

Item 4.01. Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

     (i) Effective April 15, 2005, Wentworth Energy, Inc. ("Registrant", "Wentworth" or the "Company"), confirmed with its auditors, Hunter, Atkins & Russell, PLC ("Hunter"), that the firm would no longer be representing the Registrant as its accountants. As of that date, Registrant informed Hunter that Hunter was dismissed as the Registrant's accountants.

     (ii) Hunter last reported on Registrant's financial statements as of September 30, 2003 (for the fiscal year ended December 31, 2002). The Registrant's financial statements for the 2002 and 2001, as audited by Hunter, did not include an independent auditor's report containing explanatory paragraphs describing the uncertainty as to the Company's ability to continue as a going concern.

     (iii) The change of independent accountants was ratified by the Board of Directors of Registrant on April 15, 2005.

     (iv) During Registrant's preceding two fiscal years and the subsequent interim period through April 15, 2005, there were no disagreements with Hunter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, to Hunter's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with a report.

     (v) During the preceding two fiscal years and the subsequent interim period through April 15, 2005, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

            (a) During the preceding two fiscal years and the subsequent interim period through April 15, 2005, Hunter did not advise Registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist.

            (b)  During the preceding two fiscal years and the subsequent interim period through April 15, 2005, Hunter did not advise Registrant that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made Hunter unwilling to be associated with the financial statements prepared by management.

            (c)  During the preceding two fiscal years and the subsequent interim period through April 15, 2005, Hunter did not advise Registrant that the scope of any audit needed to be expanded significantly and that more investigation was necessary.

            (d)  During the preceding two fiscal years and the subsequent interim period through April 15, 2005, Hunter did not advise Registrant that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

     (vi) On April 15, 2005, the Registrant requested that Hunter furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  After several requests, Hunter has failed to furnish any response to this request.

     (b) New independent accountants

     The Registrant has engaged MacKay LLP, Chartered Accountant ("MacKay") as its new independent accountant on April 15, 2005. Prior to April 15, 2005 the Registrant had not consulted with MacKay regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by MacKay concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2005

WENTWORTH ENERGY, INC.

/s/ Gordon McDougall

     Gordon McDougall,

     Director